SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                               June 3, 2003
______________________________________________________________________________
                     (Date of earliest event reported)


                         First Bell Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


      Delaware                     0-25172                      25-1752651
______________________________________________________________________________
(State or other jurisdiction (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



300 Delaware Avenue, Suite 1704, Wilmington, Delaware            19801
______________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)


                              (302) 427-7883
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Item 5.   Other Events and Required FD Disclosure

     On June 3, 2003, First Bell Bancorp, Inc. issued a press release announcing that its stockholders had approved the proposed merger agreement between First Bell Bancorp, Inc. and Northwest Bancorp, Inc. at its annual meeting of stockholders held on June 2, 2003. A copy of the press release is included as
Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:


     Exhibit No.         Description
     -----------         -----------

     99.1                Press Release, dated June 3, 2003































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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FIRST BELL BANCORP, INC.


                                   By:  /s/ Jeffrey M. Hinds
                                        -------------------------------
                                        Jeffrey M. Hinds
                                        Executive Vice President and
                                        Chief Financial Officer


Date:  June 3, 2003



















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